Prospectus Supplement dated December 12, 1997, to the following Prospectuses:


The JPM Pierpont Emerging Markets Debt Fund, dated September 2, 1997 The JPM Pierpont Emerging Markets Equity Fund, dated February 28, 1997 The JPM Pierpont European Equity Fund, dated April 30, 1997
The JPM Pierpont Japan Equity Fund, dated April 30, 1997
The JPM Pierpont U.S. Equity Fund, dated September 26, 1997
The JPM Pierpont U.S. Small Company Fund, dated September 26, 1997

Introduction. The Funds listed above invest in Portfolios along with other investors, including non-U.S. funds managed by Morgan. These non-U.S. funds are scheduled to reorganize by transferring their assets to other non-U.S. funds managed by Morgan in December and January.

Portfolio   Redemptions.   Each  Portfolio  expects  to  receive  a  substantial
redemption request from its non-U.S. feeder Fund in connection with the reorganization. These redemptions will not reduce the net assets of the Funds, but they will reduce the size of the Portfolios by approximately the following amounts: Emerging Markets Debt, $110.6 million; Emerging Markets Equity, $452.1 million; European Equity, $469.2 million; Japan Equity, $264.8 million; U.S. Equity, $164.9 million; and U.S. Small Company, $521.5 million. After the redemptions, the Portfolios' assets are expected to be approximately as follows:
Emerging Markets Debt, $7.0 million; Emerging Markets Equity, $355.6 million; European Equity, $14.9 million; Japan Equity, $4.0 million; U.S. Equity, $745.8 million; and U.S. Small Company, $707.6 million. Morgan will continue to manage each Fund in accordance with its prospectus.

Expense Ratios. As a result of the redemptions, the total expense ratios of two JPM Pierpont Funds will be capped until further notice at their pre-redemption expense ratios, currently estimated to be: The JPM Pierpont Emerging Markets Equity Fund, 1.75% and The JPM Pierpont U.S. Small Company Fund, 1.01%. The expense ratios of The JPM Pierpont Emerging Markets Debt, European Equity and Japan Equity Funds will not change as they are subject to the expense caps described in their prospectuses. The expense ratio of The JPM Pierpont U.S. Equity Fund is not expected to be impacted by the redemption and will remain as currently described in the prospectus.